UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

    Washington, D.C. 20549

      FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2018

DCT INDUSTRIAL TRUST INC.

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

(Exact name of registrant as specified in its charter)

Maryland (DCT Industrial Trust Inc.)	001-33201	82-0538520
Delaware (DCT Industrial Operating Partnership LP	333-195185	82-0538522
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

555 17th Street, Suite 3700

Denver, CO 80202

(Address of principal executive offices)

(303) 597-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

DCT Industrial Trust Inc.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

DCT Industrial Operating Partnership LP

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2018, we issued a press release entitled “DCT INDUSTRIAL TRUST REPORTS FIRST QUARTER 2018 RESULTS” which sets forth disclosure regarding our results of operations for the first quarter ended March 31, 2018. A copy of this press release as well as a copy of the supplemental information referred to in the press release are made available on our website and are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This Item 2.02 and the attached exhibits 99.1 and 99.2 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

Please note that the full text of the press release and supplemental schedules are available through DCT Industrial’s website at http://www.dctindustrial.com. The information contained on DCT Industrial’s website is not incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated April 29, 2018 and entitled “DCT INDUSTRIAL TRUST REPORTS FIRST QUARTER 2018 RESULTS”

99.2	Supplemental information entitled “DCT INDUSTRIAL FIRST QUARTER 2018 SUPPLEMENTAL REPORTING PACKAGE”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.
April 30, 2018
	By:	/s/ John G. Spiegleman
Name: John G. Spiegleman
Title: Executive Vice President and General Counsel
DCT INDUSTRIAL OPERATING PARTNERSHIP LP

By: DCT Industrial Trust Inc., its general partner
April 30, 2018
	By:	/s/ John G. Spiegleman
Name: John G. Spiegleman
Title: Executive Vice President and General Counsel

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